UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 18, 2011

Dear Shareholder:

On behalf of the Board of Trustees of ING Asia Pacific High Dividend Equity Income Fund (the “Fund”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., local time, on July 6, 2011 at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and to vote on the following:

1.                                       To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

The proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the proposal.  We are asking you to consider it carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) will be held at 10:00 a.m., local time, on July 6, 2011, at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors; and

2.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on April 7, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

May 18, 2011

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

(This page intentionally left blank)

PROXY STATEMENT

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

May 18, 2011

Toll-Free: (800) 992-0180

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on July 6, 2011

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 18, 2011 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Fund (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What is the Proposal and who can vote on it?

Pursuant to the Amended and Restated Declaration of Trust of the Fund dated January 11, 2007 (the “Declaration of Trust”), the Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  The term of office of the Class I Trustees expires on the date of the 2011 Annual Meeting, with the terms of office for Class II and Class III Trustees expiring one and two years thereafter, respectively.  For this reason, as a shareholder of the Fund, you are being asked to consider the election of the Class I Trustees who will be elected for a three-year term.  The Declaration of Trust provides for the division of the Board in order to limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Fund.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposal concerning your investment in the Fund.

Who is eligible to vote?

Shareholders who owned shares in the Fund at the close of business on April 7, 2011 (the “Record Date”) are eligible to vote.  As of the Record Date, the Fund had 12,446,443 Common Shares outstanding.  Common Shareholders are entitled to one vote for each Common Share held.  The Fund does not currently issue any shares other than the Common Shares.  To the best of the Fund’s knowledge, as of April 7, 2011, no person owned beneficially more than 5% of the Common Shares of the Fund, except as listed below.

Name and Address of Shareholder*	Percentage of Fund
Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.9%

*

This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC (“ING Investments” or the “Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Suite 100, Scottsdale, Arizona 85258-2034), the investment adviser to the Fund, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 6, 2011, at 10:00 a.m., local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting, the Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Wednesday, July 6, 2011.

The Proxy Statement is available on the Internet at www.proxyweb.com/ing. Copies of the Fund’s Annual Report for the fiscal year ended February 28, 2011 and the Fund’s Semi-Annual Report for the period ended August 31, 2010 were previously mailed to shareholders and are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

PROPOSAL

ELECTION OF CLASS I TRUSTEES

What is the Proposal?

The Board has nominated four individuals for election as Class I Trustees of the Board to represent the interests of the holders of Common Shares of the Fund (the “Class I Nominees”).  Holders of Common Shares are asked to elect the Class I Nominees to serve as Trustees, each to serve for a three-year term, and until his or her successor is duly elected and qualified.  Information about each Class I Nominee is set forth below.  All of the Class I Nominees are currently Trustees of the Fund and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

What factors did the Board consider in selecting the Class I Nominees?

The Board nominated the four individuals who currently serve as Class I Trustees of the Common Shares of the Fund.  The Board met to discuss Board candidates and, after due consideration, recommends to shareholders the Class I Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class I Nominees.

What is the required vote?

Common Shareholders are entitled to one vote for each Common Share held.  The majority of the Common Shares of the Fund duly cast at the Annual Meeting is required to approve the election of each Class I Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this Proxy Statement and there is no cumulative voting for the election of Trustees.

Who are the Class I Nominees?

For election as Class I Trustees at the Annual Meeting, the Board has approved the nomination of:

Class I

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Roger B. Vincent

The persons named as proxies will vote for the election of each of these Class I Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Class I Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund’s Declaration of Trust.

No Class I Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class I Nominee have an interest materially adverse to the Fund.

The following table sets forth information concerning the Class I Nominees of the Fund.  The address for each Class I Nominee is 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

J. Michael Earley Age: 66	Trustee Class I	January 2007 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	133	None.

Patrick W. Kenny Age: 68	Trustee Class I	January 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	133	Assured Guaranty Ltd. (April 2004 — Present).

Roger B. Vincent Age: 65	Trustee Class I	January 2007 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 — Present).	133	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons”:

Shaun P. Mathews (3) (4) Age: 55	Trustee Class I	January 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).	171	ING Capital Corporation, LLC (December 2005 — Present).

(1)          The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)          Mr. Mathews is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and ING Investments Distributor, LLC.

(4)          For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(5)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

Please read the section “Further Information About the Trustees and Officers” starting on page 10 of this Proxy Statement before voting on this Proposal.

Who are the Class II and Class III Trustees?

The Class II Trustees serving until the 2012 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class II

Colleen D. Baldwin

Robert W. Crispin

Peter S. Drotch

The Class III Trustees serving until the 2013 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

Class III

John V. Boyer

Patricia W. Chadwick

Sheryl K. Pressler

The following table sets forth information concerning the Class II and Class III Trustees of the Fund.  The address for each Class II and Class III Trustee is 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin Age: 50	Trustee Class II	October 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present) and Consultant (January 2005 - Present).	133	None.

Peter S. Drotch Age: 69	Trustee Class II	October 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	133	First Marblehead Corporation (September 2003- Present).

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
John V. Boyer Age: 57	Trustee Class III	January 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum(3) (September 1989 — March 2006).	133	None.

Patricia W. Chadwick Age: 62	Trustee Class III	January 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	133	Wisconsin Energy Corp. (June 2006 — Present) and The Royce Fund (December 2009 — Present).

Sheryl K. Pressler Age: 60	Trustee Class III	January 2007 - Present	Consultant (May 2001 — Present).	133	Stillwater Mining Company (May 2002 — Present).

Trustees who are “Interested Persons”:

Robert W. Crispin (4) Age: 64	Trustee Class II	October 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	133	Intact Financial Corporation (December 2004 — Present) and PFM Group (November 2010 — Present).

(1)          The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)          Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)          Mr. Crispin is deemed to be an “interested person” of the Fund as defined in the 1940 Act because of his prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and ING Investments Distributor, LLC.

Please read the section “Further Information About the Trustees and Officers” starting on page 9 of this Proxy Statement before voting on this Proposal.

What is the Board’s recommendation on the Proposal?

The Board recommends that shareholders vote “FOR” the election of each of the Class I Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Class I Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting of the Fund, one class of Trustees is elected to a three-year term and generally holds office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. In addition, pursuant to a retirement policy adopted by the Board, each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Fund or certain affiliated entities?

To the best of the Fund’s knowledge, as of April 7, 2011 no Trustee owned 1% or more of the outstanding Common Shares of the Fund, and the Trustees owned, as a group, less than 1% of the Common Shares of the Fund.

The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	Over $100,000(1)
John V. Boyer	$0	Over $100,000
Patricia W. Chadwick	$0	Over $100,000
Peter S. Drotch	$0	Over $100,000
J. Michael Earley	$0	Over $100,000
Patrick W. Kenny	$0	$50,001-$100,000 and Over $100,000(1)
Sheryl K. Pressler	$0	Over $100,000(1)
Roger B. Vincent	$0	Over $100,000 and Over $100,000 (1)
Trustees who are “Interested Persons”
Robert W. Crispin	$0	None
Shaun P. Mathews	$0	Over $100,000 and Over $100,000 (1)

(1)          Held in a 401(k)/deferred compensation account.

As of December 31, 2010, none of the Independent Trustees or their immediate family members owned any shares of the Fund’s investment adviser or principal underwriter or of any entity controlling,

controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

Board Structure

The Fund is governed by the Board, which oversees the Fund’s business and affairs.  The Board delegates the day-to-day management of the Fund to the Fund’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The ING entities that render services to the Fund do so pursuant to contracts that have been approved by the Board.  The Trustees are experienced executives who, among other duties, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Fund is one of 19 registered investment companies (with a total of approximately 133 separate series as of February 28, 2011) that comprise the ING Funds Complex and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Fund.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Fund, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Fund.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section.  Each Committee operates pursuant to a written charter approved by the Board.  The Board currently conducts regular meetings eight (8) times a year.  Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session.  In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com.  The charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Trustees: Messrs. Drotch and Earley and Mses. Chadwick and Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Audit Committee and, along with Mr. Drotch, has been designated as an Audit Committee Financial Expert under the Sarbanes-Oxley Act. During the fiscal year ended February 28, 2011, the Audit Committee held five (5) meetings.

Audit Committee Report:  As part of its oversight of the Fund’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Fund’s independent auditor, the Fund’s financial statements for the fiscal year ended February 28, 2011.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Fund’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2011, be included in the Fund’s Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Fund boards; (5) making recommendations regarding the role, performance and oversight of the CCO; (6) overseeing the implementation of the Fund’s valuation procedures and the fair value determinations made with respect to securities held by the Fund for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Fund’s adviser or sub-adviser(s), as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Kenny and Vincent and Ms. Baldwin. Mr. Kenny currently serves as Chairperson of the Compliance Committee. During the fiscal year ended February 28, 2011, the Compliance Committee held four (4) meetings.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Fund.  The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts

Committee.  The Contracts Committee held ten (10) meetings during the fiscal year ended February 28, 2011.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent. Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.  During the fiscal year ended February 28, 2011, the Executive Committee held zero (0) meetings.

Investment Review Committee. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the funds within the ING Funds Complex and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-advisers on behalf of those funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a fund. The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) and the Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “IBF IRC”) described below jointly monitors the Fund.

The DE IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the DE IRC: Ms. Chadwick and Messrs. Crispin, Earley, Kenny, and Vincent. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six (6) times per year, held eight (8) meetings during the fiscal year ended February 28, 2011.

The IBF IRC currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act. The following Trustees serve as members of the IBF IRC: Mses. Baldwin and Pressler and Messrs. Boyer, Drotch, and Mathews. Mr. Boyer currently serves as Chairperson of the IBF IRC. The IBF IRC, which currently meets regularly six (6) times per year, held ten (10) meetings during the fiscal year ended February 28, 2011.

Currently the DE IRC and the IBF IRC jointly meet regularly six (6) times per year and held four (4) joint meetings during the fiscal year ended February 28, 2011.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (7) overseeing the Board’s annual self evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  Any successful candidate, though, must have a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating and Governance Committee has a policy under which it also considers the extent to which potential candidates possess sufficiently diverse skills and diversity characteristics (such as gender, race or national origin) that would contribute to the Board’s overall effectiveness.  The Nominating and Governance Committee considers the effectiveness of this policy in the context of its periodic self-assessment of its overall operations and effectiveness.

The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com. The Nominating and Governance Committee held five (5) meetings during the fiscal year ended February 28, 2011.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Fund.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures and controls designed to address particular risks to the Fund.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Fund, including the CCO for the Fund and its investment adviser and the Fund’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to (1) the Compliance Committee regarding compliance with regulatory requirements, (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks, (3) the Audit Committee with respect to financial reporting controls and internal audit activities, (4) the Nominating and Governance Committee regarding corporate governance and best practice developments, and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Fund.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Fund’s portfolio managers.  Although the IRD works closely with management of the Fund in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Fund based on its review of the experience, qualifications, attributes and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Fund, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Fund.”  That table includes, for each Trustee, positions held with the Fund, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Fund’s business and structure.

Colleen D. Baldwin has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-

1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as Chairperson of the Fund’s IBF IRC since 2006 and, prior to that, as Chairperson of the Fund’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.  These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight and related service activities.

Patricia W. Chadwick has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Fund’s DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a trustee of the Royce Fund (since 2009), and a director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the funds in the ING Funds Complex, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of the Fund’s key service providers.

Peter S. Drotch has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairperson of the Fund’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.  These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as the Chairperson of the Fund’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Funds Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.  These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance and management matters.

Shaun P. Mathews has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Mathews with extensive investment management, distribution and oversight experience, as well as with extensive direct knowledge of many of the Fund’s key service providers.

Sheryl K. Pressler has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Fund’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.  These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of the Fund and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of Contracts Committee and the DE IRC.  Mr. Vincent currently is President (since 1989) of Springwell Corporation (corporate finance firm) and a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Funds Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee meets regularly five (5) times per year; the Nominating and Governance Committee and the Compliance

Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the Executive Committee meets as often as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2011, the Board held ten (10) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Fund’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committees attended.  Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2010, each fund within the ING Funds Complex pays each Trustee who is not an interested person of such fund a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairman of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, two (2) annual contract review meetings); and (v) out-of-pocket expenses.  The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $4,000.  The pro rata share paid by each fund is based on the fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Trustees.

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Trustee: (a) retires in accordance with the Board’s retirement policy; (b) dies; or (c) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

The Trustees who are “interested persons” of the Fund receive no compensation from the Fund.

The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Fund’s fiscal year ended February 28, 2011 for service on the Boards of the ING Funds Complex.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Trust and Fund Complex Paid to Trustees(2)
Colleen D. Baldwin(3)	$806	N/A	N/A	$293,000
John V. Boyer	$819	N/A	N/A	$298,000
Patricia W. Chadwick	$819	N/A	N/A	$298,000
Robert W. Crispin(4)	N/A	N/A	N/A	N/A
Peter Drotch	$737	N/A	N/A	$268,000
J. Michael Earley	$806	N/A	N/A	$293,000
Patrick W. Kenny(3)	$806	N/A	N/A	$293,000
Shaun P. Mathews(4)	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$915	N/A	N/A	$333,000
Roger B. Vincent (3)	$956	N/A	N/A	$348,000

(1)          Upon an Independent Trustee’s retirement, such Trustee may qualify for a retirement payment as set forth above.

(2)          Trustee compensation includes compensation paid by funds that are not discussed in this Proxy Statement.  As of February 28, 2011, the Fund Complex consisted of 133 registered investment companies or series thereof.

(3)          During fiscal year ended February 28, 2011, Mr. Kenny deferred $73,250 of his compensation payable by the Fund Complex.

(4)          Messrs. Crispin and Mathews are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and ING Investments Distributor, LLC.

Are the Trustees required to attend the Annual Meeting?

The Fund has no formal policy regarding Trustee attendance at meetings of the Fund’s shareholders.

Who are the officers of the Fund?

The Fund’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Fund.  The address for the officers of the Fund is 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 55	President and Chief Executive Officer	January 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, Head of, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Stanley D. Vyner Age: 61	Executive Vice President Chief Investment Risk Officer	January 2007 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC (2) (January 2003 — Present).

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Michael J. Roland Age: 52	Executive Vice President Chief Compliance Officer	January 2007 - Present March 2011 — Present

Chief Compliance Officer of the ING Funds, Directed Services LLC(6)  and ING Investments, LLC(2)  (March 2011 —  Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 — Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2)  and ING Funds Services, LLC(3) (January 2005 — January 2007).

Todd Modic Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 - Present	Senior Vice President, ING Funds Services, LLC (3) (March 2005 — Present).

Kimberly A. Anderson Age: 46	Senior Vice President	January 2007- Present	Senior Vice President, ING Investments, LLC (2) (October 2003 — Present).

Robert Terris Age: 40	Senior Vice President	January 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — May 2006).

Robyn L. Ichilov Age: 43	Vice President and Treasurer	January 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC (3) (November 1995 — Present) and ING Investments, LLC (2) (August 1997 — Present).

Lauren D. Bensinger Age: 57	Vice President	January 2007- Present

Vice President , ING Investments, LLC (2)  and ING Funds Services, LLC (2)  (February 1996 — Present); Director of Compliance, ING Investments, LLC (2) (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5)  (April 2010 — Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (5) (August 1995 —  April 2010).

Maria M. Anderson Age: 52	Vice President	January 2007- Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present).

Kimberly K. Springer Age: 54	Vice President	January 2007 - Present

Vice President, ING Investment Management—ING Funds (March 2010- Present); Vice President, ING Funds Services, LLC (3) (March 2006 — Present) and Managing Paralegal Registration Statements (June 2003 — Present).

Denise Lewis Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

William Evans Age: 38	Vice President	September 2007 — Present

Senior Vice President (March 2010 — Present) and Head of Manager Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007).

Craig Wheeler Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 — March 2008).

Huey P. Falgout, Jr. Age: 47	Secretary	January 2007 - Present	Senior Vice President and Chief Counsel, ING Investment Management—ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — March 2010).

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Theresa K. Kelety Age: 48	Assistant Secretary	v- Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen M. Nichols Age: 35	Assistant Secretary	May 2008 - Present

Vice President and Counsel, ING Investment Management—ING Funds (March 2010- Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 — March 2010) and Associate, Ropes & Gray LLP (September 2005 — February 2008).

Paul Caldarelli Age: 59	Assistant Secretary	June 2010- Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008- March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005- April 2008).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)          ING Investments Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Fund does not pay its officers for the services they provide to the Fund. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Fund’s adviser, sub-adviser, and administrator?

ING Investments serves as the investment adviser to the Fund, and ING Funds Services, LLC serves as the Fund’s administrator.  The principal office of the investment adviser and the administrator is located at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  ING Investment Management Asia/Pacific (Hong Kong) Limited, whose principal office is located at 39/F One International Financial Centre, 1 Harbour View Street, Central, Hong Kong, serves as a sub-adviser to the Fund. ING Investment Management Advisors B.V., whose principal office is located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, also serves as a sub-adviser to the Fund.  The investment adviser, the sub-advisers and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) and are affiliated with one another.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability.  In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or their operations and administration.

Who are the Fund’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Fund. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal year ending February 28, 2012.

The following table shows fees paid to KPMG for professional audit services during the Fund’s most recent fiscal years ended February 28, 2011 and February 28, 2010, as well as fees billed for other services rendered by KPMG to the Fund.

	2011	2010
Audit Fees(1)	$24,500	$22,000
Audit-Related Fees (2)	$2,150	$2,150
Tax Fees (3)	$7,572	$6,508
All Other Fees (4)	—	—

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended February 28, 2011 and February 28, 2010 were $1,084,113 and $2,011,031, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”).  The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting, the Proxy Statement, and the Voting Instructions Card on or about May 18, 2011. In addition to the solicitation of voting instructions by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the Voting Instruction Card originally sent with the Proxy Statement, attend in person, or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Fund.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of the Common Shares of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Fund on the Record Date entitled to vote for the Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against the Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to the Proposal, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A majority of the votes duly cast is required for the election of a Trustee.  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 28, 2011, its Reporting Persons complied with all applicable filing requirements, except as listed in Appendix A.

Shareholder Communications with the Board of Trustees

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Fund’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Fund’s 2012 Annual Meeting?

It is anticipated that the next annual meeting of the Fund will be held in June 2012 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 19, 2012, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2012 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before April 3, 2012.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

Huey P. Falgout, Jr.
Secretary

May 18, 2011

APPENDIX A

For each of the following individuals, the initial report on Form 3 was not filed on a timely basis.  The Fund has been advised that a Form 3 has subsequently been filed or will be filed for each individual.  In no cases did the individuals have any beneficial interest report.

Robert Crispin

Edwin Cuppen

Christine Hurtsellers

Dan Wilcox

For the following entity, the initial report on Form 3 was not filed on a timely basis.  The Fund has been advised that a Form 3 has subsequently been filed for this entity.  The entity did not have any beneficial interest to report.

ING Investment Management Co.

For the following individual, the annual statement of beneficial interest on Form 5 was not filed on a timely basis.  The Fund has been advised that a Form 5 has subsequently been filed for this individual.  This individual did not have any beneficial interest to report.

Rick Nelson

A-1

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 6, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 6, 2011, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified.

If no specification is made, the proxy will be voted “FOR” the proposal.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.

Your vote is important regardless of the number of shares you own.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature(s) (Joint Owners)	(Please sign in box)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
VOTE ON CLASS I TRUSTEES

1.

To elect four members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all four individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

Class I Trustees
	(1) J. Michael Earley, (2) Patrick W. Kenny, (3) Shaun P. Mathews, and (4) Roger B. Vincent	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.